Filed pursuant to Rule 497(a)

Registration No. 333-233186

Rule 482ad

Owl Rock Capital Corporation

$425,000,000

4.000% Notes due 2025

PRICING TERM SHEET

October 1, 2019

The following sets forth the final terms of the 4.000% Notes due 2025 and should only be read together with the preliminary prospectus supplement dated October 1, 2019, together with the accompanying prospectus dated September 23, 2019 relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer:	Owl Rock Capital Corporation

Debt Ticker:	OWLRCK

Security:	4.000% Notes due 2025

Ratings (Moody’s/S&P/Fitch)*:	Baa3 / BBB- / BBB- (Stable / Stable / Stable)

Trade Date:	October 1, 2019

Settlement Date**:	October 8, 2019 (T+5)

Aggregate Principal Amount Offered:	$425,000,000

Maturity Date:	March 30, 2025, unless earlier repurchased or redeemed

Benchmark Treasury:	1.500% due September 30, 2024

Benchmark Treasury Price and Yield:	99-30 3/4 / 1.508%

Spread to Benchmark Treasury:	+260 basis points

Yield to Maturity:	4.108%

Price to Public (Issue Price):	The Notes will be issued at a price of 99.476% of their principal amount, plus accrued interest, if any, from October 8, 2019

Coupon (Interest Rate):	4.000%

Interest Payment Dates:	March 30 and September 30, commencing March 30, 2020

Make-Whole Redemption:

Equal to the greater of the following amounts:

•                  100% of the principal amount of the Notes to be redeemed, or

•                  the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 40 basis points; provided, however, that if Owl Rock Capital Corporation redeems any Notes on or after February 28, 2025 (the date falling one month prior to the maturity date of the Notes), the redemption price for the Notes will be equal to 100% of the principal amount of the Notes to be redeemed, plus, in each case, accrued and unpaid interest, if any, to, but excluding, the date of redemption.

Use of Proceeds:	Pay down a portion of the existing indebtedness under the Revolving Credit Facility

CUSIP:	69121K AB0

ISIN:	US69121KAB08

Joint Book-Running Managers:

BofA Securities, Inc.
Deutsche Bank Securities Inc.
Goldman Sachs & Co. LLC
ING Financial Markets LLC
MUFG Securities Americas Inc.
RBC Capital Markets, LLC
SMBC Nikko Securities America, Inc.
SG Americas Securities, LLC
SunTrust Robinson Humphrey, Inc.

Co-Managers:

Compass Point Research & Trading, LLC
Credit Suisse Securities (USA) LLC
ICBC Standard Bank Plc
Janney Montgomery Scott LLC
JMP Securities LLC
Keefe, Bruyette & Woods, Inc.
Ladenburg Thalmann & Co. Inc.
Morgan Stanley & Co. LLC
PNC Capital Markets LLC
Raymond James & Associates, Inc.
Seaport Global Securities LLC
Wells Fargo Securities, LLC

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

**Owl Rock Capital Corporation expects that delivery of the Notes will be made to investors on or about October 8, 2019.  Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes prior to two business days before the Settlement Date will be required, by virtue of the fact that the Notes initially will settle T+5, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes prior to two business days before the Settlement Date should consult their own advisor.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Owl Rock Capital Corporation before investing. The Preliminary Prospectus, which has been filed with the Securities and Exchange Commission, and the documents incorporated by reference therein contain this and other information about Owl Rock Capital Corporation and should be read carefully before investing.

The issuer has filed a shelf registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the Preliminary Prospectus and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and accompanying prospectus if you request it from BofA Securities, Inc. by calling 1-800-294-1322, or by email dg.prospectus_requests@baml.com.